                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-642

                        SCUDDER INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Emerging Markets Growth Fund

Annual Report to Shareholders

October 31, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in securities of emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This fund also may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Emerging Markets Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/04
Scudder Emerging Markets Growth Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	18.00%	23.60%	5.77%	3.11%
Class B	17.10%	22.59%	4.91%	2.28%
Class C	17.06%	22.62%	4.96%	2.32%
MSCI Emerging Markets Index+	19.40%	24.42%	6.10%	1.77%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on May 8, 1996. Index returns begin May 31, 1996.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Emerging Markets Growth Fund — Class A [] MSCI Emerging Markets Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/04
Scudder Emerging Markets Growth Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$11,122	$17,797	$12,476	$12,224
	Average annual total return	11.22%	21.19%	4.52%	2.40%
Class B	Growth of $10,000	$11,410	$18,224	$12,607	$12,106
	Average annual total return	14.10%	22.15%	4.74%	2.28%
Class C	Growth of $10,000	$11,706	$18,438	$12,737	$12,145
	Average annual total return	17.06%	22.62%	4.96%	2.32%
MSCI Emerging Markets Index+	Growth of $10,000	$11,940	$19,259	$13,443	$11,591
	Average annual total return	19.40%	24.42%	6.10%	1.77%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 8, 1996. Index returns begin May 31, 1996.

+ MSCI Emerging Markets Index is an unmanaged capitalization-weighted index of companies in a universe of 26 emerging markets. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/04	$ 15.61	$ 15.20	$ 15.23
10/31/03	$ 13.25	$ 12.98	$ 13.01
Distribution Information: Twelve Months: Distributions as of 10/31/04	$ .02	$ —	$ —
Class A Lipper Rankings — Emerging Markets Funds Category as of 10/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	98	of	182	54
3-Year	65	of	155	42

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share class may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. After December 31, 2004, Class S shares will generally not be available to new investors. (For details see the fund's prospectus and statement of additional information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Emerging Markets Growth Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/04
Scudder Emerging Markets Growth Fund	1-Year	3-Year	5-Year	Life of Fund*
Class S	18.34%	23.95%	6.07%	3.40%
Class AARP	18.24%	23.88%	6.08%	3.41%
MSCI Emerging Markets Index+	19.40%	24.42%	6.10%	1.77%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on May 8, 1996. Index returns begin May 31, 1996.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 10/31/04	$ 15.73	$ 15.71
10/31/03	$ 13.36	$ 13.34
Distribution Information: Twelve Months: Distributions as of 10/31/04	$ .06	$ .06
Class S Lipper Rankings — Emerging Markets Funds Category as of 10/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	92	of	182	51
3-Year	54	of	155	35
5-Year	67	of	118	57

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Emerging Markets Growth Fund — Class S [] MSCI Emerging Markets Index+

Yearly periods ended October 31
Comparative Results as of 10/31/04
Scudder Emerging Markets Growth Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$11,834	$19,043	$13,424	$13,280
	Average annual total return	18.34%	23.95%	6.07%	3.40%
Class AARP	Growth of $10,000	$11,824	$19,009	$13,432	$13,288
	Average annual total return	18.24%	23.88%	6.08%	3.41%
MSCI Emerging Markets Index+	Growth of $10,000	$11,940	$19,259	$13,443	$11,591
	Average annual total return	19.40%	24.42%	6.10%	1.77%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 8, 1996. Index returns begin May 31, 1996.

+ MSCI Emerging Markets Index is an unmanaged capitalization-weighted index of companies in a universe of 26 emerging markets. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2004.

The table illustrates your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2004
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,067.70	$ 1,063.70	$ 1,063.50	$ 1,067.20	$ 1,069.40
Expenses Paid per $1,000*	$ 10.33	$ 14.32	$ 14.32	$ 9.16	$ 9.17
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,015.21	$ 1,011.33	$ 1,011.33	$ 1,016.34	$ 1,016.34
Expenses Paid per $1,000*	$ 10.07	$ 13.96	$ 13.96	$ 8.93	$ 8.94

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
Scudder Emerging Markets Growth Fund	1.98%	2.75%	2.75%	1.76%	1.76%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

Scudder Emerging Markets Growth Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Emerging Markets Growth Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Oliver S. Kratz

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1996, having since served as portfolio manager for European Equity Fund and Global Emerging Markets analyst for International Equity Fund, after two years of experience at Merrill Lynch, Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities Price Behavior and Valuation; Kluwers Academic Publishers, 1999; member of Budapest Stock Exchange Advisory Board.

Head of global portfolio selection team for Alpha Emerging Markets Equity and co-lead manager for Global Thematic Equity: New York.

MALD and Ph.D from The Fletcher School, administered jointly by Harvard University and Tufts University.

Joined the fund in 2002.

Tara C. Kenney

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 1996.

Over 20 years of investment industry experience.

MBA, New York University.

Terrence S. Gray, CFA

Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1993 and the fund in 2003.

Over 11 years of investment industry experience specializing in Pacific Basin and Emerging Markets.

Head of global portfolio selection team for Pacific Basin Equity: New York.

In the following interview, Co-Manager Oliver Kratz discusses Scudder Emerging Markets Growth Fund's strategy and the market environment during the 12-month period ended October 31, 2004.

Q:  How did the emerging markets perform during the annual period?

A:  Stocks in the emerging markets performed well during the 12 months ended October 31, 2004, significantly outperforming developed markets around the world. The bulk of the markets' gain came in the second half of the fiscal year. Although the annual period began on a strong note, stocks declined sharply in April and the first half of May. During this time, concerns about economic growth developed as the US Federal Reserve began to raise interest rates and China's government took steps to cool its potentially overheating economy. But the markets soon embarked on a rally that continued through the end of the period, as concerns about the effects of interest rate hikes in the United States abated. Investors' fears about slowing growth in China also were soothed when the country continued to report robust economic numbers. On the strength of this improving backdrop, emerging markets rallied heartily from mid-May through the end of October.

One key element of this outperformance was that emerging markets — as a group — produced economic growth much stronger than that of the developed world. This was partially the result of the surge in commodities prices, since many emerging nations generate substantial income from the sale of such products. Robust growth, in turn, has helped boost corporate earnings and has greatly improved the fiscal positions of the emerging nations. As a further positive, global interest rates remain extremely low by historical standards. This makes it less expensive for emerging countries to fund their debt, and it also encourages investors to move out of lower-risk government bonds and into higher-risk asset classes.

Q:  How did the fund's performance compare with that of its benchmark and peer group?

A:  The total return of the fund's Class A shares for the 12 months ended October 31, 2004, was 18.00%. (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for complete performance information, including the performance of other share classes.) Although the fund performed very well on an absolute basis, it trailed the 19.40% return of its benchmark, the MSCI Emerging Markets Index, as well as the 19.50% average return of the 182 funds in its Lipper peer group, Emerging Markets Funds.1

1 MSCI Emerging Markets Index is an unmanaged capitalization-weighted index of companies in a universe of 26 emerging markets. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Even though the fund produced strong performance on an absolute basis, we are not pleased with its underperformance in relation to its benchmark and peer group. Nonetheless, we believe the best way to achieve long-term outperformance is to stay true to our approach, which is to use intensive research to identify companies whose share prices do not fully reflect their fair value. We emphasize companies with strong fundamentals — i.e., those with improving earnings, low debt levels, clean balance sheets and capable management. While this approach may lead to underperformance in any given year, we believe it will help the fund effectively navigate the ups and downs of a full economic cycle.

Q:  What factors helped performance?

A:  The most significant contribution to fund performance came from our holdings in the energy sector. Stocks in this group performed exceptionally well due to the rapidly rising price of oil. With revenues growing much faster than costs for companies in this industry, the resulting boost to profits caused stock prices to soar. The stocks we held in the fund produced gains well above the gains of the average energy stock in the benchmark during the annual period. The top contributor within energy was Gazprom, a Russian oil and gas company that holds enormous reserves yet whose stock is inexpensive in relation to its global counterparts. Another notable gainer was LUKOIL, also a Russian producer.

The fund's holdings in telecommunications services also made a significant contribution, as our stock picks outperformed the overall sector by a wide margin. The two largest gainers were Mobile Telesystems and VimpelCom, Russia's biggest mobile service providers. Both companies are experiencing rapid growth, as many citizens are opting for cell phones over traditional landline services. Since neither is held in the benchmark, our decision to hold these two stocks in the fund was beneficial to relative performance.2

2 Since our investment universe includes all companies in the emerging markets, we will often buy stocks for the fund held outside of the benchmark if we believe they offer an attractive investment opportunity.

Fund returns also were helped by our holdings in the basic materials sector. Stocks in this group benefited from the combination of continued economic growth worldwide, growing demand for raw materials from China and rising commodities prices. Amid this favorable environment, the fund gained from holding an overweight position in materials relative to the benchmark.3 In addition, our stock selection in this area was strong. In general, the best performance came from metals and mining companies. Five of the top 20 contributors to fund performance were in this sector: Bumi Resources (Indonesia), Companhia Vale do Rio Doce (Brazil), Gold Fields Ltd. (South Africa), Yanzhou Coal Mining (China) and Norlisk Nickel (Russia). (As of 10/31/04, positions in Bumi Resources, Yanzhou Coal Mining and Norlisk Nickel were sold.)

3 "Overweight" means a fund holds a higher weighting in a given sector or country than the benchmark index and indicates a positive view on the security, sector or country in question. "Underweight" means a fund holds a lower weighting than the benchmark, indicating that the manager likely expects the asset in question to underperform the market as a whole.

Q:  What elements of the fund's positioning detracted from performance?

A:  The most significant detractor from the fund's performance was its positioning in consumer stocks, where our stock picks underperformed the benchmark. One of the fund's worst performers in this area was CP Foods, Thailand's largest chicken exporter, which lost significant ground on the resurgence of the Asian bird flu. A holding in Denway Motors, a leading Chinese auto manufacturer, also detracted from fund performance as intense pricing competition among both domestic and foreign companies threatened its profitability. (As of 10/31/04, positions in CP Foods and Denway Motors were sold.)

Even though this portion of the portfolio underperformed during the reporting period, we remain committed to looking for opportunities in the consumer sector on a longer-term basis. The burgeoning middle class across the emerging markets has been a powerful theme in the portfolio, and it will likely continue to grow in importance. Emerging markets are no longer dependent entirely on exports to fuel economic growth. Now there is a thriving middle class that is looking to improve its social status, particularly within Asia. We believe this important long-term trend will be a major driver of markets in the years ahead, in that it is likely to create opportunities to invest in companies that sell goods and services to this growing segment of the population.

Q:  The fund was also hurt by its overweight in technology, the worst-performing sector during the period. What are you doing to improve performance in this area?

A:  Technology stocks, as a group, performed poorly on a worldwide basis during the second half of the fiscal year, as investors became concerned that slowing demand would lead to lower earnings in 2005. Notable detractors for the fund were Quanta Computer, Inc., Taiwan Semiconductor Manufacturing Co. Ltd. and Compal Electronics, Inc., all located in Taiwan, and Samsung Electronics Co. Ltd of Korea.

We are reviewing the fund's holdings in the technology sector based on our ongoing analysis of the personal computer, handset and consumer electronics businesses. Since spending on technology products and services is likely to decelerate next year, we intend to focus our efforts on those companies that can defend and increase their market share in any environment.4 Companies that are leaders in smaller niche categories and are partners with the primary technology companies present opportunities, in our view. For example, Seoul Semiconductor Co. Ltd. is one of a few producers that can manufacture high-end LEDs (light emitting diodes), which are used as backlights for displays in handsets, autos and other lighting devices. The company continues to win business away from its Japanese rivals, and its earnings are expected to grow significantly in 2005. On our upcoming research trips, we expect to focus on uncovering similar market leaders within the technology space.

4 Market share refers to a company's sales in relation to the industry as a whole. For example, a company that has $250 million of sales in a $1 billion market is said to have a market share of 25%.

Q:  What is your broad view on the emerging markets?

A:  We maintain our long-term positive view on the asset class. The valuation and earnings outlook for emerging markets remain compelling, and we believe we can generate outperformance by investing in undervalued, undiscovered companies that have the potential to be winners in any type of market environment.5 Over the past year, we have found many stocks that were underpriced in light of their significant earnings potential. A prime example is Bancolombia SA, Colombia's leading financial services company, which has been experiencing a major earnings revival as the Colombian economy has begun to recover. We also had success with Turk Ekonomi Bankasi AS, a financial stock in Turkey that was trading below book value at the time of purchase.6 Both of these stocks generated substantial returns during the past year. Our team will be traveling in Asia during the fourth quarter to identify similar special-situation stocks, and we have put together a list of 30 potential candidates at which we will be taking a closer look. Overall, we remain optimistic on the long-term prospects for emerging-market equities, which represent a wealth of fast-growing companies with attractive valuations versus their developed-market peers and, in many cases, high dividend yields.

5 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its true worth, or overvalued, which means that it trades at a more expensive price than its underlying worth.

6 "Book value" refers to the total worth of a company's assets.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2004

Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/04	10/31/03

Pacific Basin	50%	67%
Latin America	20%	18%
Europe	16%	7%
Africa	4%	4%
Other	10%	4%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/04	10/31/03

Information Technology	20%	14%
Materials	19%	22%
Financials	16%	18%
Consumer Discretionary	11%	8%
Energy	11%	8%
Telecommunication Services	9%	12%
Consumer Staples	5%	7%
Industrials	5%	7%
Health Care	3%	4%
Other	1%	—
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2004 (25.6% of Net Assets)
1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	5.3%
2. Petroleo Brasileiro SA Provider and distributor of petroleum	Brazil	2.8%
3. Anglo American PLC Producer of mining and natural resources products	United Kingdom	2.8%
4. Reliance Industries Ltd. Manufacturer of petrochemicals, synthetic fibers and textiles	India	2.8%
5. Hon Hai Precision Industry Co., Ltd. Manufacturer of electronic products	Taiwan	2.2%
6. LUKOIL Extractor, transporter, refiner and provider of oil and gas	Russia	2.1%
7. LG Electronics, Inc. Manufacturer of telecommunication equipment	Korea	2.0%
8. Gazprom Extracts, transports and sells natural gas	Russia	2.0%
9. Teva Pharmaceutical Industries Ltd. Producer of pharmaceutical and veterinary products	Israel	1.8%
10. Cemex SA de CV Producer of concrete and cement	Mexico	1.8%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2004

	Shares	Value ($)

Common Stocks 95.9%
Austria 1.3%
Boehler-Uddeholm AG	4,900	469,996
Wienerberger AG	37,800	1,503,449
(Cost $1,520,271)		1,973,445
Brazil 6.5%
Banco Bradesco SA (ADR) (Preferred)	24,500	1,491,315
Companhia Vale do Rio Doce "A" (ADR) (Preferred)	72,100	1,312,220
Petroleo Brasileiro SA (ADR) (Preferred) (d)	116,900	4,151,119
Tele Centro Oeste Celular Participacoes SA (ADR) (Preferred)*	72,968	672,765
Tele Norte Leste Participacoes SA (ADR) (Preferred)	64,200	839,736
Telemig Celular Participacoes SA (ADR) (Preferred)	17,000	440,980
Votorantim Celulose e Papel SA (ADR)	21,100	729,005
(Cost $9,031,323)		9,637,140
China 2.6%
China Petroleum & Chemical Corp. "H"	4,622,000	1,751,882
China Southern Airlines Co., Ltd. "H"*	2,904,000	1,016,754
Huaneng Power International, Inc. "H"	484,000	363,793
People's Food Holdings Ltd.	1,021,100	712,103
(Cost $2,879,681)		3,844,532
Colombia 1.1%
Bancolombia SA (ADR) (Preferred) (Cost $1,441,916)	177,600	1,561,104
Czech Republic 0.5%
Zentiva NV (GDR) 144A* (Cost $534,276)	29,100	724,590
Estonia 0.9%
AS Eesti Telekom (GDR) (Cost $1,362,302)	50,800	1,350,772
Hong Kong 3.7%
China Mobile Ltd. (ADR)*	71,200	1,035,960
Fountain Set (Holdings) Ltd.	1,741,800	1,309,203
Shangri-La Asia Ltd.	950,000	1,092,445
Skyworth Digital Holdings Ltd.	4,069,700	1,424,892
Yue Yuen Industrial (Holdings) Ltd.	271,000	680,721
(Cost $6,223,452)		5,543,221
Hungary 0.6%
Magyar Tavkozlesi Rt "B" (ADR)	200	4,214
OTP Bank Rt.	32,500	822,977
(Cost $569,880)		827,191
India 8.9%
Apollo Hospitals Enterprises Ltd.	219,900	1,047,235
Corporation Bank	2,300	13,419
Housing Development Finance Corp., Ltd.	131,300	1,852,131
Mahindra & Mahindra Ltd.	189,200	1,855,692
National Thermal Power Corp., Ltd.*	159,400	217,995
Oil & Natural Gas Corp. Ltd.	75,600	1,314,308
Reliance Industries Ltd.	349,700	4,082,469
Satyam Computer Services Ltd.	124,400	1,026,399
Tata Motors Ltd.*	194,700	1,790,029
(Cost $12,273,710)		13,199,677
Indonesia 3.0%
PT Bank Central Asia	1,854,600	489,933
PT Bank Mandiri	5,422,800	940,111
PT Telekomunikasi Indonesia "B"	1,661,000	795,305
PT Telekomunikasi Indonesia "B" (ADR) (d)	117,600	2,242,632
(Cost $3,737,291)		4,467,981
Israel 3.1%
Bezeq Israeli Telcommunication Corp., Ltd.	1,046,500	1,024,678
Check Point Software Technologies Ltd.*	39,900	902,578
Teva Pharmaceutical Industries Ltd. (ADR)	103,500	2,691,000
(Cost $4,989,827)		4,618,256
Korea 20.2%
Asiana Airlines*	148,700	370,588
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	52,200	769,361
Daishin Securities Co.	79,500	930,281
Hynix Semiconductor, Inc.*	75,400	855,364
Hyundai Mobis	45,200	2,317,535
Kia Motors Corp.	153,500	1,439,705
Korea Gas Corp.	23,300	709,719
KT&G Corp.	38,800	1,074,408
LG Chemical Ltd.	38,400	1,437,213
LG Electronics, Inc.	53,400	3,014,632
LG Engineering & Construction Corp.	59,000	1,196,338
LG International Corp.	81,700	671,407
LG Philips LCD Co., Ltd. (ADR)*	64,000	867,200
NEPES Corp.*	65,000	527,200
Samsung Electronics Co., Ltd.	19,930	7,824,238
Samsung Securities Co., Ltd.	85,770	1,467,169
Seoul Semiconductor Co., Ltd.	52,856	691,684
SK Telecom Co., Ltd.	6,990	1,095,797
SK Telecom Co., Ltd. (ADR) (d)	29,800	587,954
Ssangyong Cement Industrial Co., Ltd.*	375,300	430,782
Ssangyong Motor Co.*	58,800	360,836
Sungshin Cement Co., Ltd.	71,700	1,328,964
(Cost $29,887,407)		29,968,375
Malaysia 1.4%
Resorts World Bhd.	599,700	1,507,141
SP Setia Bhd.	573,700	573,700
(Cost $2,211,783)		2,080,841
Mexico 4.1%
Cemex SA de CV (ADR)	90,600	2,625,588
Fomento Economico Mexicano SA de CV (ADR)	57,400	2,531,340
Grupo Televisa SA (ADR)*	13,300	731,500
SARE Holdings, SA de CV	300,000	184,000
(Cost $5,815,442)		6,072,428
Netherlands 0.2%
Efes Breweries International (GDR) 144A* (Cost $213,900)	9,200	255,300
Peru 1.0%
Compania de Minas Buenaventura SA (ADR) (Cost $1,248,449)	58,400	1,450,656
Poland 0.8%
International Trading and Investment Holdings SA "B" (c)	527,500	1,233,372
(Cost $524,342)
Russia 7.5%
AO VimpelCom (ADR)*	9,400	1,071,600
Gazprom "S" (ADR) (d)	88,600	3,310,096
LUKOIL (ADR)	25,500	3,181,125
Mechel Steel Group Oao (ADR)*	63,000	1,291,500
Mobile Telesystems (ADR)	8,400	1,219,008
Surgutneftegaz (ADR)	24,300	969,570
(Cost $9,300,795)		11,042,899
Singapore 1.2%
Elec & Eltek International Co., Ltd.	390,300	1,108,452
Petra Foods Ltd.	1,395,800	738,452
(Cost $1,931,520)		1,846,904
South Africa 4.2%
Gold Fields Ltd. (ADR) (d)	105,700	1,524,194
Gold Fields Ltd.	59,500	838,263
Impala Platinum Holdings Ltd.	22,800	1,841,926
Steinhoff International Holdings Ltd.	1,142,000	1,995,928
(Cost $5,317,500)		6,200,311
Taiwan 10.2%
Bank of Kaohsiung	820,000	608,134
Compal Electronics, Inc.	993,336	891,151
Hon Hai Precision Industry Co., Ltd.	899,989	3,310,366
Lite-On Technology Corp.	861,300	767,546
Mega Financial Holding Co., Ltd.	2,939,040	1,959,946
Quanta Computer, Inc.	693,080	1,119,208
Siliconware Precision Industries Co.*	2,013,000	1,522,993
Ta Chong Bank Ltd.	2,544,000	916,722
Taiwan Semiconductor Manufacturing Co., Ltd.	914,282	1,197,534
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	122,871	930,134
United Microelectronics Corp. (ADR) (d)*	347,500	1,216,250
Yuanta Core Pacific Securities Co.*	962,000	676,047
(Cost $16,149,498)		15,116,031
Thailand 5.2%
Bangkok Bank PCL (Foreign Registered)*	829,000	1,938,945
National Finance PCL (Foreign Registered)	1,801,710	522,362
PTT Exploration and Production PCL (Foreign Registered)	86,000	666,293
Siam City Bank PCL (Foreign Registered)	3,086,600	1,579,208
Thai Oil PCL (Foreign Registered)*	96,600	96,212
Thai Olefin PCL (Foreign Registered)*	893,900	1,415,605
Thai Union Frozen Products PCL (Foreign Registered)	2,262,500	1,474,525
(Cost $7,861,527)		7,693,150
Turkey 3.0%
Akbank T.A.S.	180,828,188	817,198
Denizbank AS*	664,489,600	1,300,530
Hurriyet Gazetecilik ve Matbaacilik AS	527,256,700	1,046,272
Turk Ekonomi Bankasi AS	146,566,900	577,702
Turkiye Is Bankasi "C"	184,702,600	765,672
(Cost $4,038,680)		4,507,374
United Kingdom 3.7%
Anglo American PLC	188,992	4,145,086
Lonmin PLC	71,954	1,352,124
(Cost $5,610,209)		5,497,210
Venezuela 1.0%
Compania Anonima Nacional Telefonos de Venezuela (ADR) "D" (Cost $1,213,122)	61,700	1,419,100
Total Common Stocks (Cost $135,888,103)		142,131,860

Preferred Stocks 0.3%
Korea 0.3%
Daishin Securities Co., Ltd. (Cost $556,918)	70,900	538,954

Securities Lending Collateral 5.0%
Daily Assets Fund Institutional, 1.80% (e) (f) (Cost $7,338,654)	7,338,654	7,338,654

Cash Equivalents 4.2%
Scudder Cash Management QP Trust, 1.80% (b) (Cost $6,206,277)	6,206,277	6,206,277

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $149,989,952) (a)	105.4	156,215,745
Other Assets and Liabilities, Net	(5.4)	(8,011,094)
Net Assets	100.0	148,204,651

* Non-income producing security.

(a) The cost for federal income tax purposes was $150,287,085. At October 31, 2004, net unrealized appreciation for all securities based on tax cost was $5,928,660. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,546,509 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,617,849.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rates shown are the annualized seven-day yield at period end.

(c) The Fund may purchase securities that are subject to legal or contractual restriction on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Schedule of Restricted Securities	Acquisition Dates	Acquisition Cost ($)	Value ($)	Value as a % of Net Assets
International Trading and Investments Holdings SA "B"	December 1996 to June 1997	524,342	1,233,372	0.8

(d) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at October 31, 2004 amounted to $7,077,675, which is 4.8% of net assets.

(e) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipts.

GDR: Global Depositary Receipts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2004
Assets
Investments: Investments in securities, at value (cost $136,445,021) — including $7,077,675 of securities loaned	$ 142,670,814
Investment in Daily Assets Fund Institutional (cost $7,338,654)*	7,338,654
Investment in Scudder Cash Management QP Trust (cost $6,206,277)	6,206,277
Total investments in securities, at value (cost $149,989,952)	156,215,745
Cash	7,909
Foreign currency, at value (cost $96,542)	97,674
Receivable for investments sold	2,117,953
Dividends receivable	217,432
Interest receivable	1,175
Receivable for Fund shares sold	1,088,867
Foreign taxes recoverable	28,611
Due from Advisor	16,511
Other assets	6,144
Total assets	159,798,021
Liabilities
Payable for investments purchased	3,321,610
Payable upon return of securities loaned	7,338,654
Payable for Fund shares redeemed	448,811
Accrued India taxes payable	58,059
Deferred India taxes payable	61,751
Accrued management fee	197,838
Other accrued expenses and payables	166,647
Total liabilities	11,593,370
Net assets, at value	$ 148,204,651
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(252,508)
Net unrealized appreciation (depreciation) on: Investments (net of deferred India taxes of $61,751)	6,164,042
Foreign currency related transactions	8,863
Accumulated net realized gain (loss)	(17,547,736)
Paid-in capital	159,831,990
Net assets, at value	$ 148,204,651

The accompanying notes are an integral part of the financial statements.

* Represents collateral on securities loaned.

Statement of Assets and Liabilities as of October 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($49,008,217 ÷ 3,139,813 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 15.61
Maximum offering price per share (100 ÷ 94.25 of $15.61)	$ 16.56

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,319,763 ÷ 152,615 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 15.20

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,256,002 ÷ 213,808 of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 15.23
Class AARP Net Asset Value, offering and redemption price (a) per share ($4,477,405 ÷ 284,675 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 15.73
Class S Net Asset Value, offering and redemption price (a) per share ($89,143,264 ÷ 5,672,856 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 15.71

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $454,011)	$ 3,031,385
Interest — Scudder Cash Management QP Trust	32,825
Securities lending income, including income from Daily Assets Fund Institutional	5,811
Total income	3,070,021
Expenses: Management fee	1,502,621
Distribution service fees	121,427
Administrative fee	287,472
Services to shareholders	156,450
Custodian and accounting fees	234,303
Auditing	59,388
Legal	5,186
Directors' fees and expenses	6,114
Reports to shareholders	11,016
Registration fees	11,335
Other	17,326
Total expenses before expense reductions	2,412,638
Expense reductions	(169,471)
Total expenses after expense reductions	2,243,167
Net investment income (loss)	826,854
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (including Chilean tax benefit of $561 and net of India taxes of $673,255)	22,535,572
Foreign currency related transactions	(223,579)
22,311,993
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred India tax credit of $413,591)	(6,161,069)
Foreign currency related transactions	6,284
(6,154,785)
Net gain (loss) on investment transactions	16,157,208
Net increase (decrease) in net assets resulting from operations	$ 16,984,062

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2004	2003
Operations: Net investment income (loss)	$ 826,854	$ 302,147
Net realized gain (loss) on investment transactions	22,311,993	6,843,433
Net unrealized appreciation (depreciation) on investment transactions during the period	(6,154,785)	16,924,750
Net increase (decrease) in net assets resulting from operations	16,984,062	24,070,330
Distributions to shareholders from: Net investment income: Class A	(30,674)	—
Class AARP	(8,998)	—
Class S	(298,201)	—
Fund share transactions: Proceeds from shares sold	84,508,509	37,446,900
Reinvestment of distributions	299,059	—
Cost of shares redeemed	(39,491,211)	(23,064,126)
Redemption fees	67,059	11,088
Net increase (decrease) in net assets from Fund share transactions	45,383,416	14,393,862
Increase (decrease) in net assets	62,029,605	38,464,192
Net assets at beginning of period	86,175,046	47,710,854
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $252,508 and $262,228, respectively)	$ 148,204,651	$ 86,175,046

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.25	$ 8.69	$ 8.28	$ 10.25
Income (loss) from investment operations: Net investment income (loss)[b]	.08	.04	(.04)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.29	4.52	.45	(1.95)
Total from investment operations	2.37	4.56	.41	(1.98)
Less distributions from: Net investment income	(.02)	—	—	—
Redemption fees	.01	—***	—***	.01
Net asset value, end of period	$ 15.61	$ 13.25	$ 8.69	$ 8.28
Total Return (%)[c]	18.00[d]	52.47[d]	4.95	(19.22)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49	16	8.09
Ratio of expenses before expense reductions (%)	2.06	2.19	2.18	2.20*
Ratio of expenses after expense reductions (%)	1.99	2.16	2.18	2.20*
Ratio of net investment income (loss) (%)	.56	.38	(.57)	(.86)*
Portfolio turnover rate (%)	146	182	115	69

[a] For the period from May 29, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended October 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.98	$ 8.58	$ 8.25	$ 10.25
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.04)	(.12)	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.23	4.44	.45	(1.95)
Total from investment operations	2.21	4.40	.33	(2.01)
Redemption fees	.01	—***	—***	.01
Net asset value, end of period	$ 15.20	$ 12.98	$ 8.58	$ 8.25
Total Return (%)[c]	17.10[d]	51.28[d]	4.00	(19.51)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2.64		.03
Ratio of expenses before expense reductions (%)	2.91	2.97	2.98	3.00*
Ratio of expenses after expense reductions (%)	2.75	2.93	2.98	3.00*
Ratio of net investment income (loss) (%)	(.20)	(.39)	(1.37)	(1.66)*
Portfolio turnover rate (%)	146	182	115	69

[a] For the period from May 29, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended October 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.01	$ 8.60	$ 8.26	$ 10.25
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.04)	(.12)	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.23	4.45	.46	(1.94)
Total from investment operations	2.21	4.41	.34	(2.00)
Redemption fees	.01	—***	—***	.01
Net asset value, end of period	$ 15.23	$ 13.01	$ 8.60	$ 8.26
Total Return (%)[c]	17.06[d]	51.28[d]	4.12	(19.41)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	1.01
Ratio of expenses before expense reductions (%)	2.86	2.95	2.96	2.97*
Ratio of expenses after expense reductions (%)	2.76	2.92	2.96	2.97*
Ratio of net investment income (loss) (%)	(.21)	(.38)	(1.35)	(1.63)*
Portfolio turnover rate (%)	146	182	115	69

[a] For the period from May 29, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended October 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.36	$ 8.73	$ 8.30	$ 11.11	$ 11.69
Income (loss) from investment operations: Net investment income (loss)[b]	.11	.06	(.03)	(.01)	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.31	4.57	.46	(2.81)	(.56)
Total from investment operations	2.42	4.63	.43	(2.82)	(.58)
Less distributions from: Net investment income	(.06)	—	—	—	—
Redemption fees	.01	—***	—***	.01	—
Net asset value, end of period	$ 15.73	$ 13.36	$ 8.73	$ 8.30	$ 11.11
Total Return (%)	18.24[c]	53.04[c]	5.18	(25.29)	(4.96)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	2.45		.15	.07
Ratio of expenses before expense reductions (%)	1.91	1.92	1.91	1.91	1.90*
Ratio of expenses after expense reductions (%)	1.76	1.90	1.91	1.91	1.90*
Ratio of net investment income (loss) (%)	.79	.64	(.30)	(.05)	(.13)**
Portfolio turnover rate (%)	146	182	115	69	42

[a] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to October 31, 2000.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended October 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 13.34	$ 8.73	$ 8.29	$ 11.11	$ 11.75
Income (loss) from investment operations: Net investment income (loss)[a]	.11	.07	(.03)	(.01)	(.11)
Net realized and unrealized gain (loss) on investment transactions	2.31	4.54	.47	(2.82)	(.54)[b]
Total from investment operations	2.42	4.61	.44	(2.83)	(.65)
Less distributions from: Net investment income	(.06)	—	—	—	—
Redemption fees	.01	—***	—***	.01	.01
Net asset value, end of period	$ 15.71	$ 13.34	$ 8.73	$ 8.29	$ 11.11
Total Return (%)	18.34[c]	52.81[c]	5.31	(25.38)	(5.45)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	89	65	38	42	71
Ratio of expenses before expense reductions (%)	1.93	1.92	1.91	1.91	2.66[d]
Ratio of expenses after expense reductions (%)	1.76	1.90	1.91	1.91	2.30[d]
Ratio of net investment income (loss) (%)	.79	.64	(.30)	(.05)	(.87)
Portfolio turnover rate (%)	146	182	115	69	42

[a] Based on average shares outstanding during the period.

[b] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reduction were 2.56% and 2.23%, respectively.

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Emerging Markets Growth Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation. Prior to July 12, 2004, the Fund was non-diversified.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. After December 31, 2004, Class S shares will no longer be available to new investors except under certain circumstances. For a complete list of investors that may continue to purchase Class S shares after December 31, 2004, please refer to the Fund's Statement of Additional Information.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $17,449,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007 ($8,964,000), October 31, 2009 ($8,385,000) and October 31, 2010 ($100,000), the respective expiration dates, whichever occurs first.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ —
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (17,449,000)
Net unrealized appreciation (depreciation) on investments	$ 5,928,660

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2004	2003
Distributed from ordinary income*	$ 337,873	$ —

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and S shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $213,207,629 and $171,696,145, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), a wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.25% of the first $500,000,000 of the Fund's average daily net assets and 1.20% of such net assets in excess of $500,000,000 computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.25% of the Fund's average daily net assets.

In addition, for the year ended October 31, 2004, the Advisor agreed to reimburse the Fund $1,229, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.675%, 0.725%, 0.700%, 0.650% and 0.650% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004, and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period November 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Waived
Class A	$ 60,779	$ 15,158
Class B	7,303	2,218
Class C	7,235	1,974
Class AARP	8,103	1,661
Class S	204,052	45,604
	$ 287,472	$ 66,615

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive a portion of its Administrative Fee (through March 31, 2004), or all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.75% of average daily net assets for Class A, B, C, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, directors and directors' counsel fees, and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through October 31, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2004
Class A	$ 21,333	$ 5,995	$ 4,850
Class B	2,309	1,591	—
Class C	1,846	846	198
Class AARP	5,677	4,365	—
Class S	101,497	88,830	—
	$ 132,662	$ 101,627	$ 5,048

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through October 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $67,783, of which $26,784 is unpaid at October 31, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2004
Class B	$ 17,986	$ 1,494
Class C	20,715	1,930
	$ 38,701	$ 3,424

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2004	Annual Effective Rate
Class A	$ 69,950	$ 18,066.23%
Class B	5,871	791.24%
Class C	6,905	1,392.25%
	$ 82,726	$ 20,249

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended October 31, 2004, aggregated $5,993 and $38, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2004, the CDSC for Class B and C shares aggregated $16,611 and $1,448 respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% of the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices are more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,172,911	$ 47,353,581	1,094,287	$ 11,956,986
Class B	226,550	3,262,299	291,362	2,988,072
Class C	156,770	2,308,886	59,236	623,083
Class AARP	233,962	3,508,465	112,032	1,294,349
Class S	1,880,963	28,075,278	1,829,572	20,584,410
		$ 84,508,509		$ 37,446,900
Shares issued to shareholders in reinvestment of dividends
Class A	1,612	$ 22,426	—	$ —
Class AARP	621	8,692	—	—
Class S	19,166	267,941	—	—
		$ 299,059		$ —
Shares redeemed
Class A	(1,225,914)	$ (18,148,741)	(836,761)	$ (8,347,941)
Class B	(214,310)	(3,074,388)	(225,920)	(2,139,815)
Class C	(89,801)	(1,249,528)	(22,522)	(216,424)
Class AARP	(95,299)	(1,405,720)	(18,625)	(185,160)
Class S	(1,077,344)	(15,612,834)	(1,282,748)	(12,174,786)
		$ (39,491,211)		$ (23,064,126)
Redemption fees		$ 67,059		$ 11,088
Net increase (decrease)
Class A	1,948,609	$ 29,227,266	257,526	$ 3,609,045
Class B	12,240	187,911	65,442	848,257
Class C	66,969	1,059,358	36,714	406,659
Class AARP	139,284	2,133,614	93,407	1,111,191
Class S	822,785	12,775,267	546,824	8,418,710
		$ 45,383,416		$ 14,393,862

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Emerging Markets Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Emerging Markets Growth Fund (the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 28, 2004	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

The Fund paid foreign taxes of $1,069,207 and earned $1,266,071 of foreign source income during the year ended October 31, 2004. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $.17 per share as foreign taxes paid and $.20 per share as income earned from foreign sources for the year ended October 31, 2004.

For federal income tax purposes, the Fund designates approximately $3,399,655, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Director will hold office for an indeterminate period. The Directors of the Corporation may also serve in similar capacities with other funds in the fund complex.

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Keith R. Fox (1954) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Director, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Director, 1994-present

Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee

		48
Carl W. Vogt (1936) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[3] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Charles A. Rizzo (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

1 Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Directors.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Address: 345 Park Avenue, New York, New York

4 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SEKAX	SEKBX	SEKCX
CUSIP Number	811165-760	811165-752	811165-745
Fund Number	479	679	779

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SEMMX	SEMGX
Fund Number	179	079
Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2004, Scudder International Fund, Inc.
has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                      SCUDDER EMERGING MARKETS GROWTH FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit Fees     Audit-Related      Tax Fees      All Other
   Ended          Billed         Fees Billed      Billed to     Fees Billed
October 31,      to Fund          to Fund            Fund         to Fund
--------------------------------------------------------------------------------
2004              $104,600        $185             $8,800           $0
--------------------------------------------------------------------------------
2003              $92,000        $1,205            $8,400           $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                    Audit-Related         Tax Fees            All Other
                     Fees Billed          Billed to          Fees Billed
  Fiscal           to Adviser and        Adviser and        to Adviser and
   Year             Affiliated           Affiliated          Affiliated
  Ended            Fund Service          Fund Service        Fund Service
 October 31,         Providers            Providers           Providers
--------------------------------------------------------------------------------
2004                   $453,907             $0                    $0
--------------------------------------------------------------------------------
2003                   $662,457           $50,000                 $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                               Total Non-Audit
                               Fees billed to              Total
                                Adviser and            Non-Audit Fees
                               Affiliated Fund           billed to
                              Service Providers         Adviser and
                              (engagements related      Affiliated
                 Total         directly to the         Fund Service
                Non-Audit       operations and          Providers
  Fiscal       Fees Billed    financial reporting      (all other     Total of
   Year         to Fund          of the Fund)          engagements)   (A),(B)
   Ended
October 31,       (A)                  (B)                  (C)        and (C)
--------------------------------------------------------------------------------
2004            $8,800              $0                 $1,153,767    $1,162,567
--------------------------------------------------------------------------------
2003            $8,400           $50,000               $4,947,177    $5,005,577
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Emerging Markets Growth Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Emerging Markets Growth Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    ---------------------------

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 4, 2005
                                    ---------------------------